UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 23, 2004

Date of Report (Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3290 West Bayshore Road, Palo Alto, California 94303

(Address of principal executive offices, including zip code)

(650) 843-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On November 23, 2004, Connetics Corporation (“Connetics”) announced that the U.S. Food and Drug Administration (FDA) has issued a non-approvable letter (dated November 23, 2004) for Extina®, an investigational new drug formulation of 2% ketoconazole for the treatment of seborrheic dermatitis. The FDA concluded that Extina was not effective for the treatment of seborrheic dermatitis because it was not superior to placebo foam. A copy of the Connetics press release regarding Extina is attached as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
Number	Description
99.1	Press Release dated November 23, 2004 regarding Extina.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

By:	/s/ Sanjiv S. Dhawan

Sanjiv S. Dhawan
Vice President, Corporate Counsel

Date: November 24, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued November 23, 2004 regarding Extina.